Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 19, 2013, by and between Cyalume Technologies Holdings, Inc., a Delaware corporation (the “Company”), and US VC Partners, L.P., a Delaware limited partnership (the “Purchaser”).

WHEREAS, the Company and the Purchaser are parties to the Securities Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which the Purchaser is purchasing one hundred and twenty-three thousand, seventy-seven (123,077) units of Securities (as defined in the Purchase Agreement); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, and pursuant to the terms of the Purchase Agreement, the parties desire to enter into this Agreement in order to grant certain rights to the Holders (as defined below) as set forth below.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 9(c).

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to the Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager (or any Affiliate thereof) as the Purchaser will be deemed to be an Affiliate of the Purchaser.

“Agreement” has the meaning set forth in the Preamble.

“Board” has the meaning set forth in Section 4(a)i.

“Business Day” means any day, except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereinafter be reclassified.

“Common Stock Warrants” has the meaning set forth in the Purchase Agreement.

“Company” has the meaning set forth in the Preamble.

“Convertible Securities” means any securities of the Company or any of its Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, directly or indirectly, upon the conversion, exchange or reclassification of such security including, without limitation, any debt, preferred stock, rights, or any other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock, but excluding Options.

“Demand Registration” has the meaning set forth in Section 2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” means generally accepted accounting principles in the United States.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities. As of the date of this Agreement, the sole Holder is the Purchaser.

“Indemnified Party” has the meaning set forth in Section 6(c).

“Indemnifying Party” has the meaning set forth in Section 6(c).

“Long-Form Registration” has the meaning set forth in Section 2(a).

“Losses” has the meaning set forth in Section 6(a).

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Other Securities” has the meaning set forth in Section 3(a).

“Participating Holder” means, any Holder that has submitted a Registration Request or notified the Company that it desires to participate in a Demand Registration pursuant to Section 2.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Preferred Stock Warrants” has the meaning set forth in the Purchase Agreement.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date hereof, shall be the OTC Bulletin Board.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

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“Purchase Agreement” has the meaning set forth in the Recitals.

“Purchaser” has the meaning set forth in the Preamble.

“Qualified Offering” has the meaning set forth in the Purchase Agreement.

“Registrable Securities” means (i) Common Stock issued or issuable upon conversion of the Shares, (ii) Common Stock issued or issuable upon exercise of the Warrants, and (iii), any securities issued or issuable in respect of the shares described in clauses (i) and (ii) above in connection with any stock split, dividend or other distribution, recapitalization, share combination, reorganization, merger, consolidation or similar event (it being understood that for purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company Registrable Securities, whether or not such acquisition has actually been effected) provided, that with respect to a particular Holder, such securities shall cease to be Registrable Securities upon the sale of such shares pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold by such Holder shall cease to be a Registrable Security).

“Registration Request” has the meaning set forth in Section 2(a).

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, including (in each case) the amendments and supplements to such Registration Statements, including pre- and post-effective amendments thereto, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Regulation D” means Regulation D, as promulgated by the Commission under the Securities Act.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Holder” has the meaning set forth in Section 3(a).

“Shares” means shares of the Series A Convertible Preferred Stock of the Company, par value $0.001 per share, having the rights, preferences, powers, restrictions and limitations set forth in the Certificate of Designation filed by the Company with the Secretary of State of Delaware on November 18, 2013 issued or issuable to the Purchaser (or any subsequent transferee) pursuant to the Purchase Agreement or upon exercise of the Preferred Stock Warrants, and any securities into which such Series A Convertible Preferred Stock may hereinafter be reclassified or exchanged.

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“Short-Form Registration” has the meaning set forth in Section 2(b).

“Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares of capital stock or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Suspension Period” has the meaning set forth in Section 4(a)i.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market, or (ii) if the Common Stock is not listed on its Principal Trading Market, a day on which the Common Stock is traded on any Trading Market, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC), or any similar organization or agency succeeding to its functions of reporting prices; provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT LLC (formerly the American Stock Exchange), the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” has the meaning set forth in the Purchase Agreement.

“Transfer Agent” has the meaning set forth in the Purchase Agreement.

“Underwritten Offering” has the meaning set forth in Section 2(a).

“Warrants” means the Common Stock Warrants and Preferred Stock Warrants issued pursuant to the Purchase Agreement.

2. Demand Registration.

(a) Upon the request of the Purchaser (a “Registration Request”) that the Company file a Form S-1 registration statement (or such other form available to register for resale such Registrable Securities as a secondary offering) with respect to any Registrable Securities (a “Long-Form Registration”), the Company shall promptly (but in no event later than ten (10) days following receipt thereof) deliver notice of such request to all other Holders, who shall then have ten (10) days from the date such notice is given to notify the Company in writing of their desire to be included in such Long-Form Registration. Each Registration Request shall also specify the expected method or methods of disposition of the applicable Registrable Securities, including whether such Registrable Securities are to be distributed by means of an underwritten offering (each such offering, an “Underwritten Offering”). The Company shall use its reasonable best efforts to as soon as practicable, and in any event within sixty (60) days after the date of the first Registration Request (and within forty-five (45) days after any subsequent Registration Request), prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that the Participating Holders requested to be registered. The Company shall not be obligated to effect more than four (4) Long-Form Registrations in the aggregate, provided, that a Long-Form Registration shall not be counted under the immediately preceding clause unless and until it has become effective and the Participating Holders are able to register and sell at least 75% of the Registrable Securities requested to be included in such registration. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2(a) within ninety (90) days after the effective date of a Registration Statement filed by the Company covering a firm commitment underwritten public offering. Subject to Section 4(a), the Company shall use its reasonable best efforts to cause each such Registration Statement to be declared effective by the Commission as soon as practicable.

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(b) If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from the Purchaser that the Company file a Form S-3 registration statement with respect to any Registrable Securities (a “Short-Form Registration” and, together with each Long-Form Registration, a “Demand Registration”), the Company shall promptly (but in no event later than ten (10) days following receipt thereof) deliver notice of such request to all other Holders, who shall then have ten (10) days from the date such notice is given to notify the Company in writing of their desire to be included in such registration. The Company shall use its reasonable best efforts to as soon as practicable, and in any event within thirty (30) days after the date such request is given by the Purchaser, cause a Registration Statement on Form S-3 (or any successor form) to be filed covering the sale of all Registrable Securities that the Participating Holders requested to be included in such registration. Subject to Section 4(a), the Company shall use its reasonable best efforts to cause each such Registration Statement to be declared effective by the Commission as soon as practicable. With respect to any Short-Form Registration, the Purchaser may request the Company to effect a registration of the Registrable Securities under a Registration Statement pursuant to Rule 415 under the Securities Act or any successor rule thereto.

(c) If a Registration Request specifies that the Registrable Securities covered by such Registration Request are intended to be sold by means of an Underwritten Offering, the Company shall so advise the Holders in the notice to Holders delivered pursuant to Section 2(a) or 22(b), as applicable. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such Underwritten Offering. The underwriter(s) will be selected by the Purchaser, subject only to the reasonable approval of the Company. All Participating Holders shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such Underwritten Offering. Notwithstanding any other provision of this Section 22(c), if the underwriter advises the Participating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the number of Registrable Securities that may be included in such Underwritten Offering shall be allocated first to the Purchaser and to security holders in connection with the Qualified Offering, and thereafter, among the Participating Holders, in each case, in proportion (as nearly as practicable) to the number of Registrable Securities or shares of Common Stock, as applicable, owned or held, or underlying Convertible Securities owned or held, by each Participating Holder or other security holder, as applicable, or in such other proportion as shall mutually be agreed to by all Participating Holders.

3. Piggyback Registration.

(a) The Company shall notify all Holders in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities (such securities, “Other Securities”) of the Company of the same type and class as the Registrable Securities including, but not limited to, registration statements relating to secondary offerings of securities of the Company (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto, (ii) filed solely in connection with any employee benefit or dividend reinvestment plan or (iii) for the purpose of effecting a rights offering relating to the Common Stock), and will afford each Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it (a “Selling Holder”) shall, within ten (10) days after the above-described notice from the Company, so notify the Company in writing. If a Selling Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Selling Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

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(b) Underwriting. If a registration statement of which the Company gives notice under this Section 3 is for an underwritten offering, the Company shall so advise the Holders by written notice. In such event, the right of any such Holder to include Registrable Securities in a registration pursuant to this Section 3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Selling Holders shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated as follows: (i) first, all Other Securities being sold by the Company or by any Person (other than the Holders) exercising a contractual right to demand registration pursuant to which such registration statement was filed, (ii) second, to the Purchaser and to security holders in connection with the Qualified Offering, in proportion (as nearly as practicable) to the number of Registrable Securities or shares of Common Stock, as applicable, owned or held, or underlying Convertible Securities owned or held, by each Participating Holder or other security holder, as applicable, (iii) third, among any other Selling Holders requesting such registration, pro rata, based on the aggregate number of Registrable Securities owned by each such Selling Holder, and (iv) fourth, among any other holders of Other Securities requesting such registration, pro rata, based on the aggregate number of Other Securities owned by each such holder. If any Selling Holder disapproves of the terms of any such underwriting, such Selling Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 whether or not any Holder has elected to include Registrable Securities in such registration, and shall promptly notify any Selling Holder of such termination or withdrawal. The registration expenses of such withdrawn registration shall be borne by the Company in accordance with Section 5.

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4. Registration Procedures.

(a) Whenever the Purchaser requests the Company to effect the registration of any Registrable Securities or the Company is otherwise required to effect the registration of any Registrable Securities pursuant to the terms hereof, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto, the Company shall as expeditiously as reasonably possible:

i. Prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use all reasonable best efforts to cause such Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective until the Participating Holders have completed the distribution related thereto; and before filing a Registration Statement or Prospectus or any amendment or supplements thereto, furnish to the Holders and the underwriter or underwriters, if any, copies of all such documents proposed to be filed, including documents incorporated by reference in the Prospectus, which are not yet publicly available and, if requested by the Holders, the exhibits incorporated by reference, which are not yet publicly available, and the Holders shall have the opportunity to object to any information pertaining to the Holders that is contained therein and the Company will make the corrections reasonably requested by the Holders with respect to such information prior to filing any registration statement or amendment thereto or any prospectus or any supplement; provided, however, that at any time, upon written notice to the Participating Holders and for a period not to exceed sixty (60) days thereafter (the “Suspension Period”), the Company may delay the filing or effectiveness of any Registration Statement or suspend the use or effectiveness of any Registration Statement (and the Holders hereby agree not to offer or sell any Registrable Securities pursuant to such Registration Statement during the Suspension Period) if the Company reasonably believes in the good faith judgment of the board of directors of the Company (the “Board”) that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could result in a violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder. In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive sixty (60) days with the consent of the Holders of a majority of the Registrable Securities registered under the applicable Registration Statement, which consent shall not be unreasonably withheld. No more than two (2) such Suspension Periods shall occur in any twelve (12) month period, and the Company shall not file a registration statement with respect to any Other Securities held by any other holder other than the Purchaser during each such Suspension Period. In no event shall any Suspension Period, when taken together with all prior Suspension Periods, exceed 120 days in the aggregate. If so directed by the Company, all Holders registering Registrable Securities under such Registration Statement shall (i) not offer to sell any Registrable Securities pursuant to the Registration Statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension; and (ii) use their reasonable best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the Prospectus relating to such Registrable Securities current at the time of receipt of such notice.

ii. Prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus (and all amendments and supplements thereto) used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement.

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iii. Furnish to the Holders selling such Registrable Securities such number of copies of a Prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

iv. Use its reasonable best efforts to register and qualify the Registrable Securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by any Holder selling any such Registrable Securities; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

v. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering and take all such other customary actions as the Holders participating in such offering or the managing underwriters of such offering reasonably request in order to expedite or facilitate the disposition of the securities covered by such registration statement (including, without limitation, making members of senior management of the Company reasonably available to participate in “road-show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the securities)). Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

vi. Notify each Holder of Registrable Securities covered by such Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the occurrence of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use reasonable best efforts to amend or supplement such Prospectus in order to cause such Prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

vii. Furnish to each selling Holder of Registrable Securities and each underwriter, if any, with (i) a legal opinion of the counsel representing the Company for the purposes of such registration, dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders participating in such sale, lead underwriters or managing underwriters reasonably request.

viii. To the extent not prohibited by applicable law or pre-existing applicable contractual restrictions, (i) make available, for inspection by the Holders and any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, (ii) cause the Company’s officers and employees to supply all information reasonably requested by such Holders or such underwriter or attorney in connection with such Registration Statement, and (iii) make the Company’s independent accountants available for any such underwriter’s due diligence, in each case, as necessary or advisable to verify the accuracy of the information in such Registration Statement and to conduct appropriate due diligence in connection therewith.

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ix. Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement.

x. Make generally available to its stockholders a consolidated earnings statement (which need not be audited) for the 12 months beginning after the effective date of such Registration Statement as soon as reasonably practicable, and in any event no later than thirty (30) days after the end of such period, which earnings statement shall satisfy the requirements of an earnings statement under Section 11(a) of the Securities Act and Rule 158 thereunder.

xi. Promptly respond to any and all comments received from the Commission, with a view towards causing the Registration Statement or any amendment thereto to be declared effective by the Commission as soon as reasonably practicable and shall file an acceleration request as soon as reasonably practicable following the resolution or clearance of all Commission comments or, if applicable, following notification by the Commission that any such registration statement or any amendment thereto will not be subject to review.

xii. At all times after the Company has filed a registration statement with the Commission pursuant to the requirements of the Securities Act, the Company shall use its reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and use its reasonable best efforts to take such further action as the Holders may reasonably request, all to the extent required to enable the Holders to be eligible to sell Registrable Securities pursuant to Rule 144 (or any similar rule then in effect).

xiii. Promptly notify the Holders participating in a sale and the underwriter or underwriters by written notice, if any:

(1) when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(2) of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement; and

(3) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.

xiv. Permit any Holder which Holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such Registration Statement and to require the insertion therein of language, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included.

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xv. Make such representations and warranties to Holders participating in a sale of Registrable Securities and the underwriters as are customarily made by issuers to selling stockholders and underwriters, as the case may be, in primary underwritten public offerings.

xvi. Use reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest reasonable time.

xvii. Use its reasonable best efforts to comply with all applicable rules and regulations of the Commission.

(b) Participating Holders and Selling Holder Obligations. In connection with any offering under any Registration Statement under this Agreement, the Company may require that each seller of Registrable Securities, (i)  furnish to the Company in writing such information with respect to such seller of Registrable Securities (A) as may be required by law or regulations for use in connection with any related Registration Statement or Prospectus (or amendment or supplement thereto) and all information required to be disclosed in order to make the information previously furnished to the Company by such seller of Registrable Securities not contain a material misstatement of fact or necessary to cause such Registration Statement or Prospectus (or amendment or supplement thereto) not to omit a material fact with respect to such seller of Registrable Securities necessary in order to make the statements therein not misleading and (B) the intended method of disposition of its Registrable Securities; and (ii) shall comply with the Securities Act and the Exchange Act and all applicable state securities laws and comply with all applicable regulations in connection with the registration and the disposition of the Registrable Securities. If any seller of Registrable Securities fails to provide such information in a timely manner after written request therefor, the Company may exclude such seller’s Registrable Securities from a registration under Sections 2 or 3 hereof.

5. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed or quoted for trading, and (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in a Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of counsel to Purchaser, and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

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6. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder and its Affiliates and its and their respective officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each underwriter, broker or any other Person acting on behalf of such Holder, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person and its Affiliates, to the fullest extent permitted by applicable law, from and against any and all losses, claims, actions, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses, joint or several (collectively, “Losses”) to which any of the foregoing Persons may become subject under the Securities Act or otherwise, as and when incurred, insofar as such Losses arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act) or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in such Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (B) in the case of an occurrence of an event of the type specified in Section 4(m)(ii)-(iii), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 9(c) below, to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected The Company shall promptly notify the Holders by written notice of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c)) and shall survive the transfer of the Registrable Securities by the Holders.

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(b) Indemnification by Holders. Each selling Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding, and in no event shall such settlement include any non-monetary limitation on the actions of any Indemnified Party or any of its Affiliates or any admission of fault or liability on behalf of any such Indemnified Party.

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Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 6) shall be paid to the Indemnified Party, as incurred, within twenty (20) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 6, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d) Contribution. If a claim for indemnification under Section 6(a) or Section 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 6. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

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The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

7. Rule 144 Compliance. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company shall:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c) furnish to any Holder, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company filed with the Commission, and such other reports and documents as such Holder may reasonably request in connection with availing itself of any rule or regulation of the Commission allowing it to sell any such Registrable Securities without registration.

8. Information Rights.

(a) Information to be Delivered. The Company shall provide the Purchaser with (i) as soon as available, but in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Company, consolidated unaudited financial statements of the Company and its Subsidiaries consisting of an unaudited income statement for such quarter, statement of cash flows for such quarter and balance sheet as of the end of such quarter and, in each case, prepared in accordance with GAAP; and (ii) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company, consolidated audited financial statements of the Company and its Subsidiaries consisting of an audited income statement for such fiscal year, statement of cash flows for such fiscal year and balance sheet as of the end of such fiscal year and, in each case, prepared in accordance with GAAP; provided that any documents or other information that is filed with the Commission need not be separately provided by the Company to the Purchaser.

(b) Suspension or Termination. Notwithstanding anything else in this Section 8 to the contrary, the Company may cease providing the information set forth in this Section 8 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the Commission rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 8 shall be reinstated at such time as the Company is no longer actively employing its reasonable best efforts to cause such registration statement to become effective.

(c) Inspection. The Company shall permit the Purchaser, at the Purchaser’s expense, and on the Purchaser’s written request, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Purchaser; provided, however, that the Company shall not be obligated pursuant to this Section 8(c) to provide access to any information that it reasonably and in good faith believes that the disclosure of such information would adversely affect the attorney-client privilege between the Company and its counsel.

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(d) Confidentiality. The Purchaser agrees that it will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Section 8 unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 8(d) by the Purchaser), (b) is or has been independently developed or conceived by the Purchaser without use of the Company’s confidential information, (c) is or has been made known or disclosed to the Purchaser by a third party without a breach of any obligation of confidentiality such third party may have to the Company, or (d) is possessed by the Purchaser on a non-confidential basis from a source not subject to an obligation of confidentiality to the Company before receipt of such confidential information from the Company; provided, however, that the Purchaser may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any existing Affiliate, partner, member, stockholder, or wholly owned subsidiary of the Purchaser in the ordinary course of business, but only if the Purchaser informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iii) as may otherwise be required by law if the Purchaser promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

9. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, (i) it shall waive the defense that a remedy at law would be adequate, and (ii) no Holder will be required to post a bond or other security to maintain such action.

(b) Piggyback on Registrations. The Company’s security holders (other than (i) the Holders in such capacity pursuant hereto, and (ii) security holders in connection with the Qualified Offering ) may not include securities of the Company in a Registration Statement other than the Registrable Securities without the consent of the Purchaser. The Company shall not enter into any agreement providing any such right to any of its security holders other than in connection with the Qualified Offering. The Company shall not enter into any agreement precluding the Purchaser from including Registrable Securities pursuant to the terms of Section 3 hereof in in a registration statement filed by the Company pursuant to any registration rights agreement entered into with respect to Other Securities. Notwithstanding anything to the contrary set forth herein, the Company shall not be prohibited from preparing and filing with the Commission a registration statement relating to an offering of Common Stock by existing stockholders of the Company under the Securities Act pursuant to the terms of registration rights held by such stockholder or from filing amendments to registration statements filed prior to the date of this Agreement.

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(c) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4(m)(ii)-(iii), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(d) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and the Purchaser, provided that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Each Holder may assign its respective rights (but only with all related obligations) with respect to any or all of its Registrable Securities hereunder to a transferee of such Registrable Securities; provided in each case that (i) such Holder agrees in writing with such transferee to assign such rights and related obligations under this Agreement, and for such transferee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

(h) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

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(i) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

(j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l) Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CYALUME TECHNOLOGIES HOLDINGS, INC.

By:	/s/ Zivi R. Nedivi
Name: Zivi R. Nedivi Title: Chief Executive Officer

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

US VC PARTNERS, L.P.

By:	/s/ Andrew Intrater
Name: Andrew Intrater Title: Chief Executive Officer

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